UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          October 12, 2005
                                                     ---------------------------


                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


           Delaware                     1-12001                 25-1792394
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(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)           Identification No.)

   1000 Six PPG Place, Pittsburgh, Pennsylvania                   15222-5479
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   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code           (412) 394-2800
                                                     ---------------------------

                                       N/A
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         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition

On October 12, 2005, Allegheny Technologies Incorporated issued a press release in which it announced that it expects its third quarter 2005 earnings to be in the range of $0.84 to $0.88 per share, including a $4 million favorable resolution of prior years' tax matters. The Thomson First Call mean of analyst estimates for ATI's third quarter is $0.76 per share and the analyst range is $0.68 to $0.83 per share. The Company also announced that it plans to release third quarter 2005 results on Wednesday, October 26, 2005, before the market opens, and has scheduled its conference call with investors and analysts for 1 p.m. ET on October 26. The conference call will be broadcast live on ATI's website, www.alleghenytechnologies.com. A copy of this press release is attached as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

           (c) Exhibits

               Exhibit 99.1 Press release dated October 12, 2005.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ALLEGHENY TECHNOLOGIES INCORPORATED


                                    By:    /s/ Richard J. Harshman
                                           -------------------------------------
                                           Richard J. Harshman
                                           Executive Vice President, Finance and
                                           Chief Financial Officer


Dated:  October 12, 2005

                                  EXHIBIT INDEX
                                  -------------


Exhibit 99.1       Press Release dated October 12, 2005.